Execution Version
FORBEARANCE AGREEMENT
This FORBEARANCE AGREEMENT, dated as of December 17, 2025 (this “Agreement”), is by and among New Fortress Energy Inc., a Delaware corporation (“Borrower” or the “Company”), each of the undersigned guarantors (the “Guarantors” and together with the Borrower, the “Obligors”), and the lenders party hereto (the “Forbearing Lenders”) and Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent (in such capacities, the “Agent”) under the Credit Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
WHEREAS, the Borrower, the Guarantors, the Agent, and the Lenders (including the Forbearing Lenders) are parties to that certain Credit Agreement, dated as of July 19, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, an interest payment of approximately $1.6 million under the Credit Agreement (the “TLA Interest Payment”) was due to be paid by the Borrower on December 10, 2025, and the Borrower has failed to make such TLA Interest Payment and has informed the Agent of the foregoing;
WHEREAS, pursuant to Section 7.1(a)(1) of the Credit Agreement, the failure of the Borrower to make the TLA Interest Payment on December 10, 2025 will be an Event of Default thereunder on December 17, 2025 (the “Interest Payment Event of Default”);
WHEREAS, pursuant to Section 7.1(b) of the Credit Agreement, upon the occurrence of the Interest Payment Event of Default, the Required Lenders may instruct the Agent to, or the Agent may, with the consent of the Required Lenders, declare all outstanding loans and other obligations immediately due and payable (an “Acceleration Event”); and
WHEREAS, upon the terms and conditions contained herein, the Forbearing Lenders and the Agent are prepared to forbear from exercising, and/or directing the Agent to, or requesting the Forbearing Lenders to consent to, exercise, or otherwise taking action to require any other Lenders to exercise or to direct the Agent to exercise, all of their rights and remedies under the Credit Agreement and other Loan Documents during the Forbearance Period (as defined below).
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section I.FORBEARANCE; WAIVER
Section 1.01Forbearance. During the Forbearance Period, each Forbearing Lender (severally and not jointly) hereby agrees to (i) forbear and refrain from exercising any of its rights and remedies, including with respect to an Acceleration Event, under the Credit Agreement, the Security Documents, the other Loan Documents or applicable law with respect to the Interest Payment Event of Default, (ii) instruct the Agent to forbear from (and not consent to its) exercising any of its rights and remedies, including with respect to an Acceleration Event, under the Credit Agreement, the other Loan Documents or applicable law with respect to the Interest Payment Event of Default and (iii) in the event that the Agent or any Lender of group of Lenders takes any action which results in an Acceleration Event during the Forbearance Period, to, and shall promptly after the occurrence of such action, deliver written notice to the Agent to rescind such Acceleration Event and its consequences and take all other action in its power to cause such Acceleration Event to be rescinded and annulled. During the Forbearance Period each Forbearing Lender (severally and not jointly) agrees that it (individually or collectively) will not deliver any notice or instruction to the Agent directing the Agent to exercise any of the rights and remedies under the Credit Agreement, the other Loan Documents or applicable law with respect to the Interest Payment Event of Default, or any consent to any such exercise of rights and remedies.
Section 1.02Forbearance Period. The forbearance set forth in this Agreement shall commence on the Forbearance Effective Date (as defined in Section 4 below) and continue until the earlier of (a) January 9, 2026 (the “Scheduled Termination Date”) and (b) the date on which the Forbearance Period is terminated pursuant to Section 2.02 below (the earlier of (a) and (b), the “Termination Date” and the period commencing on the Forbearance Effective Date and ending on the Termination Date, the “Forbearance Period”). From and after the Termination Date, such forbearance shall immediately and automatically terminate and have no further force or effect, and each of the Forbearing Lenders and the Agent shall be released from any and all obligations and agreements under this Agreement and shall be entitled to exercise any of the rights and remedies as if this Agreement had never existed, and all of the rights and remedies under the Credit Agreement and at law and in equity shall be available without restriction or modification, as if such forbearance had not occurred; provided that the Scheduled Termination Date may be extended one or more times with the written consent of the Required Lenders (which may be electronic, including via email).
Section 1.03Effect of Forbearance. Except as expressly set forth herein, neither any Forbearing Lender nor the Agent has waived (regardless of any delay in exercising such rights and remedies) any default or Event of Default that may be continuing on the date hereof or any default or Event of Default that may occur after the date hereof (whether the same or similar to the Interest Payment Event of Default or otherwise), and neither any Forbearing Lender nor the Agent has agreed to forbear with respect to any of its rights or remedies concerning any default or Event of Default (other than, during the Forbearance Period, the Interest Payment Event of Default and solely to the extent expressly set forth herein) that may have occurred or be continuing as of the date hereof, or that may occur after the date hereof. Except as expressly set forth herein, each Forbearing Lender and the Agent reserves all of its rights, powers, and remedies under the Credit Agreement and applicable law. Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not directly or indirectly constitute a course of dealing or other basis for altering the Credit Agreement or any other contract, agreement or instrument. The Forbearing Lenders’ and the Agent’s agreement to forbear from exercising (and to waive temporarily) certain of their rights and remedies with respect to the Interest Payment Event of Default during the Forbearance Period does not in any manner whatsoever limit any Forbearing Lender’s or the Agent’s right to insist upon strict compliance with the Credit Agreement (except to the extent expressly set forth herein).
Section II.EVENTS OF TERMINATION
Section 2.01Events of Termination. The following events shall each be considered an “Event of Termination”:
(a)a case under title 11 of the United States Code or any reorganization, liquidation, insolvency, or receivership proceeding under applicable law of any jurisdiction is commenced by or against the Obligors or a subsidiary of the Obligors;
(b)the failure of the Obligors to timely comply with any of the terms set forth in this Agreement;

(c)any occurrence of an Event of Default, other than the Interest Payment Event of Default, under the Credit Agreement.
Section 2.02Occurrence of an Event of Termination. The Forbearance Period shall terminate (a) automatically in the event of an occurrence of an Event of Termination described in Section 2.01(a) and (b) upon written notice of termination to the Company by the Required Lenders in the event of an occurrence of an Event of Termination described in Section 2.01(b) or Section 2.01(c) if such Event of Termination has not been cured within five days of delivery of written notice to the Company by the Required Lenders of such Event of Termination.
Section III.REPRESENTATIONS AND WARRANTIES AND AGREEMENTS
Section 3.01Representations and Warranties of the Obligors. In consideration of the foregoing agreements, the Obligors and the Company hereby represent and warrant to each Forbearing Lender as follows:
(a)This Agreement, the Credit Agreement, and the other Loan Documents constitute valid and legally binding agreements, enforceable against the Obligors, as applicable, in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law.
(b)Each of the Obligors is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and to enter into and, as applicable, perform its obligations hereunder and under the Credit Agreement and the other Loan Documents.
(c)This Agreement, the Credit Agreement and the other Loan Documents have been duly and validly authorized by the Obligors and has been duly executed and delivered by the Obligors.
(d)As of the date hereof, except for the Interest Payment Event of Default (and the Default giving rise thereto), no Default or Event of Default has occurred or is continuing under this Agreement or the Credit Agreement.
(e)After giving effect to this Agreement, the Interest Payment Event of Default (nor the Default giving rise to such Interest Payment Event of Default) does not constitute and will not constitute, and does not result and will not result in, a Default or an Event of Default under the Credit Agreement.
Section 3.02Representations and Warranties of the Forbearing Lenders. In consideration of the foregoing agreements, each Forbearing Lender severally but not jointly hereby represents and warrants to the Obligors and Agent, in each of its capacities defined herein, that this Agreement constitutes a valid and legally binding agreement, enforceable against such party in accordance with its terms.
Section 3.03The parties to this Agreement acknowledge that (a) nothing in this Agreement, including the presentation of drafts from one party to another, constitutes the making of an offer to sell or the solicitation of an offer to buy securities or loans of any kind or the solicitation of a consent or waiver of any rights under the Credit Agreement and (b) the entry into this Agreement shall not constitute, directly or indirectly, a waiver, an amendment, an incurrence, a refinancing, an extension or a modification in any way of any debt or a recapitalization or restructuring in any way of the obligations of the Obligors.

Section 3.04The Forbearing Lenders and the Agent have not made any assurances concerning (a) the manner in which or whether any Event of Default may be resolved or (b) any additional forbearance or any waiver, restructuring or other accommodations.
Section IV.CONDITIONS TO EFFECTIVENESS
Section 4.01This Agreement shall become effective on the first date (the “Forbearance Effective Date”) that all of the following conditions precedent have been and will continue to be satisfied (or waived by the Forbearing Lenders):
Section 4.01Execution of this Agreement. The parties to this Agreement shall have received counterparts of this Agreement duly executed by (i) the Obligors and (ii) the Required Lenders.
Section 4.02Representations and Warranties. The representations and warranties contained herein shall be true and correct in all respects, and no Default or Event of Default (other than the Interest Payment Event of Default and any Defaults giving rise to such Interest Payment Event of Default) shall exist on the date hereof or on the Forbearance Effective Date.
Section 4.03Payment of Fees. The Obligors shall have reimbursed or paid all accrued and unpaid expenses of the Agent, including the reasonable and documented fees, charges and disbursements of Cahill, as counsel to the Agent.
Section V.COVENANTS
Section 5.01Covenants. The Borrower shall, and shall cause its Subsidiaries to, comply with the covenants set forth below:
(a)The Company shall use commercially reasonable efforts to promptly, and in no event exceeding five (5) Business Days after receipt, respond to reasonable diligence requests from the Agent and Cahill (or such longer period as may be agreed in writing by Cahill).
Section VI.MISCELLANEOUS
Section 6.01Counterparts. This Agreement may be executed and delivered in any number of counterparts with the same effect as if the signatures on each counterpart were upon the same instrument. Any counterpart delivered by facsimile or by other electronic method of transmission shall be deemed an original signature hereto.
Section 6.02Information. Nothing in this Agreement is intended, or shall be construed, to supersede Section 9.14 of the Credit Agreement..
Section 6.03Interpretive Matters.
(a)Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term “including” is not limiting. The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection and clause references herein are to this Agreement unless otherwise specified.
(b)The term “person” as used in this Agreement shall be broadly interpreted to include, without limitation, any individual, corporation, company, partnership or other entity.

(c)Capitalized terms used but not defined in this Agreement have the meanings given to them in the Credit Agreement unless expressly provided otherwise.
Section 6.04Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, not including the conflict of law rules and principles thereof.
Section 6.05Successors and Assigns. This Agreement shall be binding upon the Obligors, the Forbearing Lenders and their respective successors and assigns, and shall inure to the benefit of each such person and their permitted successors and assigns.
Section 6.06Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
Section 6.07Integration. This Agreement contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Agreement supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Agreement, all of which have become merged and finally integrated into this Agreement. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Agreement, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Agreement not included or referred to herein and not reflected by a writing included or referred to herein.
Section 6.08Jury Trial Waiver. The Obligors and the Forbearing Lenders, by acceptance of this Agreement, mutually hereby knowingly, voluntarily and intentionally waive the right to a trial by jury in respect of any litigation based herein, arising out of, under or in connection with this Agreement or the Credit Agreement or any other documents contemplated to be executed in connection herewith, or any course of conduct, course of dealings, statements (whether verbal or written) or actions of any party, including, without limitation, any course of conduct, course of dealings, statements or actions of any Lender relating to the administration of the Term Loans or enforcement of the Credit Agreement arising out of tort, strict liability, contract or any other law, and agree that no party will seek to consolidate any such action with any other action in which a jury trial cannot be or has not been waived.
Section 6.09Email. Unless the context of this Agreement clearly requires otherwise, any notice or other communication required by this Agreement, regardless of whether the applicable subsection of this Agreement contemplates email delivery of such notice or communication, may be done via email.
Section 6.10Amendment. This Agreement may only be amended or modified in writing (including email by counsel) by the Obligors and Forbearing Lenders constituting at least the Required Lenders.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
NEW FORTRESS ENERGY INC.

By:
Name: Christopher S. Guinta
Title: Chief Financial Officer

NEW FORTRESS INTERMEDIATE LLC

By:
Name: Chistopher S. Guinta
Title: Chief Financial Officer

NFE ATLANTIC HOLDINGS LLC

By:
Name: Chistopher S. Guinta
Title: Chief Financial Officer
[Signature Page to Forbearance Agreement]

AMERICAN ENERGY LOGISTICS SOLUTIONS LLC
ATLANTIC ENERGY HOLDINGS LLC
BRADFORD COUNTY DEVELOPMENT HOLDINGS LLC
BRADFORD COUNTY GPF HOLDINGS LLC
BRADFORD COUNTY GPF PARTNERS LLC
BRADFORD COUNTY POWER HOLDINGS LLC
BRADFORD COUNTY POWER PARTNERS LLC
BRADFORD COUNTY TRANSPORT HOLDINGS LLC
BRADFORD COUNTY TRANSPORT PARTNERS LLC
ISLAND LNG LLC
LA DEVELOPMENT HOLDINGS LLC
LA REAL ESTATE HOLDINGS LLC
LA REAL ESTATE PARTNERS LLC
LNG HOLDINGS LLC
NFE FLNG 2 LLC
NEW FORTRESS ENERGY MARKETING LLC
NEW FORTRESS ENERGY HOLDINGS LLC
NFE ANDROMEDA CHARTERING LLC
NFE ANGOLA HOLDINGS LLC
NFE BCS HOLDINGS (A) LLC
NFE BCS HOLDINGS (B) LLC
NFE EQUIPMENT HOLDINGS LLC
NFE EQUIPMENT PARTNERS LLC
NFE GHANA HOLDINGS LLC
NFE GHANA PARTNERS LLC
NFE GLOBAL SHIPPING LLC
NFE GRAND SHIPPING LLC
NFE HONDURAS HOLDINGS LLC
NFE INTERNATIONAL LLC
NFE INTERNATIONAL SHIPPING LLC
NFE ISO HOLDINGS LLC
NFE ISO PARTNERS LLC
NFE JAMAICA GP LLC
NFE LOGISTICS HOLDINGS LLC
NFE MANAGEMENT LLC
NFE NICARAGUA DEVELOPMENT PARTNERS LLC
NFE NICARAGUA HOLDINGS LLC
By:
Name: Christopher S. Guinta
Title: Chief Financial Officer
[Signature Page to Forbearance Agreement]

NFE NORTH TRADING LLC
NFE PIONEER 1 LLC
NFE PIONEER 2 LLC
NFE PIONEER 3 LLC
NFE PLANT DEVELOPMENT HOLDINGS LLC
NFE FLNG 1 ISSUER LLC
NFE SOUTH POWER HOLDINGS LLC
NFE SUB LLC
NFE TRANSPORT HOLDINGS LLC
NFE TRANSPORT PARTNERS LLC
NFE US HOLDINGS LLC
PA DEVELOPMENT HOLDINGS LLC
PA REAL ESTATE HOLDINGS LLC
PA REAL ESTATE PARTNERS LLC
TICO DEVELOPMENT PARTNERS HOLDINGS LLC
TICO DEVELOPMENT PARTNERS LLC

By:
    Name: Christopher S. Guinta
    Title:    Chief Financial Officer

[Signature Page to Forbearance Agreement]

ATLANTIC PIPELINE HOLDINGS SRL

By:
Name:    Christopher S. Guinta
Title:         Manager

NFE BERMUDA HOLDINGS LIMITED
NFE INTERNATIONAL HOLDINGS LIMITED*

By:
Name:    Christopher S. Guinta
Title:         Director
*incorporated under Bermuda law

NFE SHANNON HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE SOUTH POWER TRADING LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

AMAUNET, S. DE R.L. DE C.V.
NFENERGIA MEXICO, S. DE R.L. DE C.V.
NFENERGIA GN DE BCS, S. DE R.L. DE C.V.
NFE PACIFICO LAP, S. DE R.L. DE C.V.
NFE BCS MEXICO HOLDINGS, S. DE R.L. DE C.V.
NFE ALTAMIRA ONSHORE, S. DE R.L. DE C.V.
MEXICO FLNG ONSHORE, S. DE R.L. DE C.V.

By:
Name:    Christopher S. Guinta
Title:         Legal Representative
[Signature Page to Forbearance Agreement]

NFENERGÍA LLC
SOLUCIONES DE ENERGIA LIMPIA PR LLC
NFE POWER PR LLC
ENCANTO EAST LLC
ENCANTO WEST LLC
ENCANTO POWER WEST LLC

By:
Name:    Christopher S. Guinta
Title:         Authorized Signatory

NFE NICARAGUA DEVELOPMENT PARTNERS LLC, SUCURSAL NICARAGUA

By:
Name:    Christopher S. Guinta
Title:     Chief Financial Officer
[Signature Page to Forbearance Agreement]

NFE MEXICO HOLDINGS S.À R.L.
A Luxembourg private limited liability company (société à responsabilité limitée), with registered office located at 12F, rue Guillaume Kroll, L-1882 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg trade and companies register (Registre de Commerce et des Sociétés, Luxembourg) under number B267469, duly represented by:

By:
Name: Christopher S. Guinta
Title:    Manager

NFE MEXICO HOLDINGS PARENT S.À R.L.
A Luxembourg private limited liability company (société à responsabilité limitée), with registered office located at 12F, rue Guillaume Kroll, L-1882 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg trade and companies register (Registre de Commerce et des Sociétés, Luxembourg) under number B267494, duly represented by:

By:
Name: Christopher S. Guinta
Title: Manager

[Signature Page to Forbearance Agreement]

NFE GLOBAL HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE INTERNATIONAL HOLDINGS*

By:
Name:    Christopher S. Guinta
Title:         Director
*incorporated under the laws of England and Wales

NFE MEXICO POWER HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title: Director
[Signature Page to Forbearance Agreement]

NFE MEXICO TERMINAL HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE UK HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE GP LLC

By:
Name:    Christopher S. Guinta
Title:         Chief Financial Officer

NFE INTERNATIONAL HOLDINGS 1 LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE INTERNATIONAL HOLDINGS 2 LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

[Signature Page to Forbearance Agreement]

    [FORBEARING LENDER NAME], as a Forbearing Lender
By:
     Name:

[Principal amount of Loans held: $[•]]
[Signature Page to Forbearance Agreement]

ACKNOWLEDGED:

MORGAN STANLEY SENIOR FUNDING, INC., as Agent

By:
Name:
Title:
[Signature Page to Forbearance Agreement]

Exhibit A
FORM OF FORBEARANCE JOINDER AGREEMENT
[●], 2025
New Fortress Energy Inc.
Investor Relations
111 W. 19th Street, 8th Floor
New York, New York 10011
RE:    Forbearance Agreement
Ladies and Gentlemen:
Reference is made to the Forbearance Agreement, dated as of December [●], 2025, entered into among the Obligors and the Forbearing Lenders party thereto (such Forbearance Agreement, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Forbearance Joinder Agreement, being the “Forbearance Agreement”). Any capitalized terms not defined in this Forbearance Joinder Agreement have the meanings given to them in the Forbearance Agreement.
SECTION I. Joining Obligations Under the Forbearance Agreement. The undersigned (the “Joining Forbearing Lender”) hereby agrees, as of the date first above written, to join and to be bound as a Forbearing Lender by all of the terms and conditions of the Forbearance Agreement, to the same extent as each of the other Forbearing Lenders thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Forbearance Agreement to a “Forbearing Lender” shall also mean and be a reference to the undersigned, including the making of each applicable representation and warranty set forth in Section 3 of the Forbearance Agreement.
SECTION II. Execution and Delivery. Delivery of an executed counterpart of a signature page to this Forbearance Joinder Agreement by telecopy or in .PDF or similar format by email shall be effective as delivery of an original executed counterpart of this Forbearance Joinder Agreement. For the avoidance of doubt, the Obligors do not need to separately execute this Forbearance Joinder Agreement but are nevertheless bound by the terms of the Forbearance Agreement with respect to the Joining Forbearing Lender as if such Joining Forbearing Lender were a party to the Forbearance Agreement.
SECTION III. Governing Law; Waiver of Jury Trial, Etc. The parties hereto hereby agree that Sections 6.04 and 6.08 of the Forbearance Agreement shall apply to this Forbearance Joinder Agreement.
[Signature Page Follows]
A-1

Very truly yours,
FORBEARING LENDER
By:
Name:

A-2